EXHIBIT 23.2


                          ACCOUNTANTS' CONSENT
                          --------------------



The Board of Directors
Enzon, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                      /S/ KPMG PEAT MARWICK LLP
                                                      -------------------------

                                                      KPMG Peat Marwick LLP


New York, New York
July 24, 1997